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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) -- JULY 21, 2003



                            NUWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                  000-28606                   22-3387630
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(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)     File Number)             Identification No.)



                 ONE PASSAIC AVENUE, FAIRFIELD, NEW JERSEY 07004
          (Address of principal executive offices, including Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE -- (973) 882-8810

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND FD DISCLOSURE.

        On July 21, 2003, NUWAVE Technologies, Inc., a Delaware corporation, issued a press release announcing a 1-for-50 reverse stock split of its Common Stock, effective July 21, 2003. A description of the reverse split is contained in the press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             99.1  Press Release, dated July 21, 2003.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NUWAVE TECHNOLOGIES, INC.


                                         By: /s/ Jeremiah F. O'Brien
                                             ------------------------------
                                             Name:  Jeremiah F. O'Brien
                                             Title: Chief Financial Officer
                                                    and Corporate Secretary


Dated: July 21, 2003


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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number         Description of Exhibit
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     99.1              Press Release, dated July 21, 2003.